Exhibit 10.1
AMENDMENT NO. 1
TO THE
ASSET PURCHASE AGREEMENT
     This Amendment No. 1 to the Asset Purchase Agreement (this “Amendment”) is made as of June 13, 2008 and amends that certain Asset Purchase Agreement dated as of March 30, 2008, by and between Bell Industries, Inc., a California corporation and Velocita Wireless LLC, a Delaware limited liability company (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.
     The Agreement is hereby amended as follows:
     1. Amendment to Section 5.9(a) of the Disclosure Schedules.
     Schedule 5.9(a) of the Disclosure Schedules is hereby amended by deleting the information on patents set forth on Annex I attached hereto.
     2. Amendment to Exhibit A-1 of the Agreement.
     The form of the Note in Exhibit A-1 of the Agreement is hereby deleted in its entirety, and the form of secured promissory note and form of promissory note attached as Exhibit A to this Amendment are hereby substituted in its place.
     3. Amendment to Section 3.1 (ii) of the Agreement.
     Section 3.1(ii) of the Agreement is hereby deleted in its entirety and replaced with the following language: “(ii) Purchaser shall deliver to Seller a Secured Promissory Note in the principal amount of Three Million Dollars ($3,000,000.00) and a Promissory Note in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (together, the “Note”) and”.
     4. Other Provisions. All other provisions of the Agreement shall remain in full force and effect.
     5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State without giving effect to the choice of law principles of such State that would require or permit the application of the laws of another jurisdiction.

     This Amendment is executed as of the date first set forth above.

VELOCITA WIRELESS LLC
By:	/s/ Mark Hull
	Name:	Mark Hull
	Title:	Chief Executive Officer

BELL INDUSTRIES, INC.
By:	/s/ Kevin Thimjon
	Name:	Kevin Thimjon
	Title:	President and Chief Executive Officer

ANNEX I
Patents

Internal		Appl’n		Appl’n	Filing			Term			Owning
Reference	Country	Type	Status	Serial No.	Date	Patent No.	Issue Date	Adjustments	Title	Inventors	Division	Owner
SKY03003	United States	Ordinary	Issued	10/758,213	16-Jan-04	7,164,986	16-Jan-07	patent term adjustment of 282 days	Method and System for Tracked Device Location and Route Adherence Via Geofencing	Ngo, Huey J.; Humphries, Laymon Scott	AVL	Bell

SKY03003	United States	Ordinary	Pros. Closed	10/758,213	16-Jan-04	see above	see above		Method and System for Tracked Device Location and Route Adherence Via Geofencing	Ngo, Huey J.; Humphries, Laymon Scott	AVL	Bell

Exhibit A
SECURED PROMISSORY NOTE

$3,000,000.00	June 13, 2008
          FOR VALUE RECEIVED, the undersigned, Velocita Wireless LLC, a Delaware limited liability company (“Borrower”), HEREBY PROMISES TO PAY to the order of Bell Industries, Inc., a California corporation (“Holder”), at Holder’s offices at 8888 Keystone Crossing, Indianapolis, Indiana, or at such other place as may be designated by Holder, the principal amount of Three Million Dollars ($3,000,000.00) (the “Principal Amount”) with interest thereon until the Principal Amount is paid in full, whether by acceleration or otherwise, at the simple interest rate of six percent (6%) per annum (the “Applicable Rate”) in accordance with the terms hereof. This Secured Promissory Note (this “Note”) is being delivered as partial consideration for the purchase by Borrower of certain assets of Holder pursuant to the terms and conditions of that certain Asset Purchase Agreement between Holder and Borrower dated as of March 30, 2008 (the “Asset Purchase Agreement”), as amended. Capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.
          1. The entire Principal Amount plus all interest accrued and unpaid on the unpaid Principal Amount shall be due and payable on July ___, 2008, thirty (30) days after the Closing Date (the “Maturity Date”), unless otherwise accelerated in accordance with the terms hereof. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim, except as specifically set forth in Section 10 hereof. If any payment under this Note shall be payable on a day other than a Business Day such payment shall be extended to the next succeeding Business Day and interest shall be payable at the rate specified in this Note during such extension. This Note may be prepaid in full or in part at any time without penalty or premium.
          2. Upon and after the occurrence of an Event of Default (as such term is defined below) (and only while such Event of Default continues) Holder may, at its election, and upon written notice to the Borrower, do any one or more of the following: (1) declare all obligations under this Note immediately due and payable; and (2) exercise any one or more of the rights and remedies granted to Holder by the Asset Purchase Agreement or any other agreement between Holder and Borrower or applicable law.
          3. To secure the prompt payment and performance of this Note, Borrower hereby grants to Holder a continuing security interest in all of its right, title, and interest in and to the Collateral (as such term is defined below). Borrower hereby agrees to execute and deliver such further documentation and take such further action as Holder may reasonably request in order to enforce and protect the aforesaid security interest in the Collateral. Borrower hereby authorizes Holder to file one or more financing statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of Borrower where permitted by law. It is understood that, in addition to the Collateral, Holder is receiving a security interest in the Membership Collateral as such term is defined in that certain Membership Pledge Agreement, dated of even date herewith (the “Pledge Agreement”), made by United Spectrum Management Services LLC in favor of Holder. Upon payment in full of the entire Principal Amount, together with all interest which has accrued and is unpaid to the date of payment, Holder’s security interest in and to the Collateral and the Membership

Collateral shall automatically terminate and be released, whereupon Borrower shall have the right, without further notice to or consent by Holder, to file terminations of all financing statements, continuation statements and amendments thereto which have been filed in order to perfect Holder’s security interest in and to the Collateral and the Membership Collateral.
          4. Definitions.
     4.1 “Accounts Receivable” shall mean all accounts, trade or otherwise, contract rights, monies, general intangibles, chattel paper, instruments, and all forms of obligations owing to Borrower arising from goods sold or services rendered by Borrower under any Contract (as such term is defined in the Contracts Security Agreement), including those under any trade names, through any divisions and through any selling agent, including (i) all proceeds thereof, (ii) rights against carriers of said merchandise; (iii) rights of replevin and reclamation and stoppage in transit and all other rights of an unpaid seller of merchandise or services and (iv) all rights, title, interest, including security interests, and guarantees with respect to any and all of the foregoing.
     4.2 “Acceptable Intercreditor Agreement” shall mean a binding agreement among any Person (the “Subordinate Lender”) to whom Borrower desires to grant a Lien (as such term is defined below) in any of the Collateral that satisfies each of the following conditions, as Holder may determine in its reasonable, good faith discretion:
     (a) As between such Subordinate Lender and the Holder with respect to the Collateral, Holder shall have a first priority security interest in and Lien on the Collateral to secure Borrower’s obligations under this Note and such Subordinate Lender shall have a junior and subordinate security interest in and Lien on the Collateral. Furthermore, Holder shall have a first priority security interest in any cash proceeds or other consideration generated by the disposition of the Collateral.
     (b) Such Subordinate Lender shall agree that, in any insolvency proceeding involving Borrower, such Subordinate Lender will not contest (or support any other person contesting): (i) any request by the Holder for adequate protection (whether in the form of payments, liens, a priority administrative expense claim, or otherwise) with respect to the Collateral; (ii) the payment of interest, reasonable fees, expenses, or other amounts to the Holder under applicable law; or (iii) any commercially reasonable disposition of the Collateral if such disposition is supported by Holder in writing.
     (c) Such Subordinate Lender and Holder shall each agree to give prompt written notice to the other of the occurrence, under their respective debt instruments which are secured by Liens in the Collateral, of (i) any event of default which has continued beyond any applicable grace or cure period and which has not been waived if, as a result of the existence of such event of default, such notifying party would have the right to accelerate the indebtedness owed by Borrower, to demand payment thereof and exercise its rights as a secured party with respect to the Collateral, or (ii) the acceleration of or demand for payment of the outstanding indebtedness under such debt instruments.

     (d) Such Subordinate Lender shall agree that it shall not commence, prosecute, or participate in any action to exercise its rights with respect to the Collateral until such Subordinate Lender has provided a notice to the Holder and thereafter, a standstill period of not less than forty (40) Business Days has elapsed from the date of such notice.
     (e) Such Subordinate Lender shall agree that following a standstill period, it shall not contest (or support any other person contesting) a plan for the disposition of the Collateral supported in writing by Holder unless such Subordinate Lender is proposing or supporting in writing an alternative plan that is conditioned on the concurrent discharge of all of Borrower’s obligations to Holder. Furthermore, Holder shall agree not to contest any commercially reasonable plan for the disposition of the Collateral that is conditioned on the concurrent discharge of all of Borrower’s obligations to Holder.
     (f) In the event Holder shall sell or transfer the Collateral or any portion thereof, Holder shall remit any proceeds from such sale or transfer which are in excess of the amount necessary to discharge all of Borrower’s obligations hereunder or under that certain promissory note made by Borrower in favor of Holder in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), dated as of even date herewith, to such Subordinate Lender.
     4.3 “Liens” shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement, but excluding (i) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent; (ii) mechanics’, carriers’, workers’, repairers’ and similar Liens arising or incurred in the ordinary course of business; (iii) zoning, entitlement and other land use and environmental regulations.
     4.4 “Business” shall mean the business of Borrower consisting of the production, sale, development and operation of one-way and two-way paging services, air-to-ground wireless services, cellular reseller services and fixed location wireless telemetry services, as transferred to Borrower under Asset Purchase Agreement, but excluding any businesses that Borrower owned or operated prior to the date hereof and any businesses of Borrower acquired in the future through transactions not related to the Asset Purchase Agreement.
     4.5 “Collateral” shall, subject to the last sentence of this Section 4, mean all of Borrower’s right, title and interest in and to the following, together with all of Borrower’s books and records relating to the following and any and all claims, rights and interests in any of the following, each to the extent permitted by applicable law (including, without limitation, the Communications Act):
     (a) the Copyright Collateral as such term is defined in that certain Copyright Security Agreement, dated concurrently herewith (the “Copyright Security Agreement”), made by Borrower in favor of Holder;

     (b) the Trademark Collateral as such term is defined in that certain Trademark Security Agreement, dated of even date herewith (the “Trademark Security Agreement”), made by Borrower in favor of Holder;
     (c) the Patent Collateral as such term is defined in that certain Patent Security Agreement, dated of even date herewith (the “Patent Security Agreement”), made by Borrower in favor of Holder;
     (d) the Contract Rights Proceeds Collateral as such term is defined in that certain Contracts Security Agreement, dated of even date herewith (the “Contracts Security Agreement” and together with the Copyright Security Agreement, the Trademark Security Agreement, the Patent Security Agreement and the Pledge Agreement, the “Collateral Agreements”), made by Borrower in favor of Holder
     (e) all pager device inventory used primarily in the Business; and
     (f) all equipment acquired under the Asset Purchase Agreement and all replacements thereof and substitutions therefor.
Notwithstanding anything contained in this Note to the contrary, the Collateral shall not include any of the following property of Borrower: (i) Borrower’s right, title and interest in and to Borrower’s Accounts Receivable whether now owned or existing or whether owned or arising at any time hereafter, (ii) payments with respect to or proceeds or products of the Accounts Receivable, (iii) Borrower’s books and records relating to its Accounts Receivable, including computer records, and/or (iv) any and all other claims, rights and interests in or with respect to Borrower’s Accounts Receivable, including all supporting obligations, letter of credit rights, and instruments or agreements evidencing the right to payment of the Accounts Receivable.
          5. Holder shall have such rights and remedies with respect to the Collateral as are available under the applicable provisions of the Uniform Commercial Code in effect in the State of New York from time to time (the “Uniform Commercial Code”), in addition to all other rights and remedies existing at law, in equity, or by statute or provided in this Note or the Collateral Agreements, which may be exercised; provided, however, that, in connection with any exercise by Holder of its rights hereunder to acquire, dispose of, or operate under certain of the Collateral, Holder shall secure all required FCC approvals in connection with the exercise of any such rights or any of its remedies under this Note.
          6. Borrower waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agrees that no extension or indulgence of Borrower or release, substitution or nonenforcement of any security, or release or substitution of Borrower, whether with or without notice, shall affect the obligations of Borrower.
          7. Covenants. So long as any of the obligations of Borrower under this Note or any Collateral Agreement remain unsatisfied, and unless waived or consented to in writing by the Holder, Borrower agrees that:

     (a) Without giving Holder at least thirty (30) days prior written notice thereof, Borrower will not (i) change its name, federal employer identification number, corporate structure or identity (ii) change its state of organization or (iii) create or operate under any fictitious name.
     (b) Borrower shall comply in all material respects with all laws, regulations and ordinances relating in a material way to the possession, operation, maintenance and control of the Collateral; provided, however, and anything to the contrary contained herein or in any of the Collateral Agreements to the contrary notwithstanding, in the event Borrower reasonably determines that any intellectual property, including any registered patent, trademark or copyright, conveyed to Borrower pursuant to the Asset Purchase Agreement has minimal or no value or utility to or in the ordinary course of Borrower’s business, Borrower shall have no obligation to maintain, defend, renew or otherwise protect such intellectual property.
     (c) Without the prior written consent of the Holder, Borrower shall not grant any Person a Lien in any of the Collateral unless such Person shall have entered into an Acceptable Intercreditor Agreement.
     (d) Borrower shall not sell, assign or transfer a material portion of the Collateral whether in one transaction or a series of related transactions, other than sales, assignments or transfers of assets made in the ordinary course of business, including without limitation the sale or other disposition of worn, damaged or obsolete equipment.
     (e) Upon Borrower’s senior management obtaining knowledge that (i) Borrower has materially breached any representation, warranty, covenant or undertaking contained in this Note or any Collateral Agreement or (ii) a Subordinate Lender is in default of an Acceptable Intercreditor Agreement entered into with Holder, Borrower shall provide written notice to Holder of the same within five (5) Business Days of obtaining such knowledge.
          8. Representations and Warranties. Borrower represents and warrants to Holder that:
     (a) No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by the Asset Purchase Agreement or this Note with the intent to hinder, delay, or defraud either present or future creditors of Borrower.
     (b) Upon filing of financing statements and the recordation of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement, Holder’s liens and security interests in the items of Collateral covered thereby will be validly created and perfected.
     (c) Borrower has not granted any Liens in its property which would attach to the property acquired pursuant to the Assets Purchase Agreement other than the Liens in favor of Holder created hereunder and under the Collateral Agreements.

     (d) Borrower is duly organized, validly existing and in good standing under the law of the State of Delaware and has all requisite power and authority to execute, deliver and perform its obligations under this Note and the Collateral Agreements.
     (e) The execution, delivery and performance by Borrower of this Note and the Collateral Agreements has been duly authorized by all necessary action of Borrower, and this Note and the Collateral Agreements constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
     (f) No consent, approval, permit, authorization of, or filing or declaration with, any governmental authority or agency, or approval or consent of any other person, is required for the due execution, delivery or performance by Borrower of this Note and the Collateral Agreements, except for (i) any filings necessary to perfect any liens on any Collateral, and (ii) such other consents, approvals, permits, authorizations, filings or declarations, the failure of which to obtain would not have materially adversely affect Borrower’s ability to execute, deliver or perform this Note and the Collateral Agreements.
          9. Event of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:
     (a) Payments under this Note are not made within five (5) Business Days of the date such payments are due.
     (b) Borrower shall have breached any representation, warranty, covenant or undertaking contained in this Note or any Collateral Agreement and such breach is not cured within ten (10) Business Days after Holder’s written notice to Borrower of the occurrence of such breach.
     (c) Borrower shall have commenced any bankruptcy, reorganization, arrangement, adjustment or debt, relief of debtors, dissolution, insolvency, receivership or liquidation or similar proceeding of any jurisdiction relating to Borrower.
     (d) If this Note or any of the Collateral Agreements shall, for any reason, fail or cease to create a valid, perfected and first priority Lien on or security interest in the Collateral covered hereby or thereby, except (i) as a result of a disposition of the applicable Collateral in a transaction permitted under this Note or such Collateral Agreement or otherwise consented to by Holder in writing, (ii) any action taken by the Holder to voluntarily release its Lien in the Collateral, (iii) any failure of the Holder to file, record or maintain any filings necessary to perfect or maintain any Liens on any Collateral, or (iv) any failure of the Holder to file, record or otherwise discharge any

Liens that existed in the Collateral immediately prior to the Closing of the Asset Purchase Agreement.
     (e) If Borrower is in default of an agreement with a Subordinate Lender regarding an obligation of Borrower greater than $1,000,000, and such default is not cured by Borrower or waived by the Subordinate Lender within thirty (30) Business Days of the initial event of default and such continuing event of default would allow such Subordinate Lender to demand an acceleration of payment, commence an insolvency proceeding, assignment for the benefit of creditors, foreclosure, seizure of assets, or similar action against Borrower, regardless of whether or not such actions are actually taken by such Subordinate Lender.
     (f) If a Subordinate Lender is in default of an Acceptable Intercreditor Agreement entered into with Holder and such default is not cured (if curable) or waived within fifteen (15) Business Days after Holder’s notice of the occurrence of such default to such Subordinate Lender (with a concurrent copy of such notice to Borrower).
          10. Right of Offset.
          10.1 Right of Offset. With respect to a claim for indemnification under the Asset Purchase Agreement (a “Claim”), Borrower may offset payments due under this Note in respect of any unpaid indemnification payments due and owing by Holder only in the event that such Claim is (1) a Final Claim (as such term is defined below) or (2) a Valid Claim (as such term is defined below), and in each case subject to the limitations and conditions set forth herein.
          10.2 Final Claims; Valid Claims.
          (a) A Claim shall be deemed to be a “Final Claim” if (i) a final decision, judgment or award has been rendered by a Governmental Body of competent jurisdiction and the time in which to appeal therefrom has elapsed, (ii) a binding settlement has been consummated, or (iii) the Indemnified Party and the Indemnifying Party have arrived at a mutually binding agreement, in each case with respect to the Claim.
          (b) A Claim shall be deemed to be a “Valid Claim” if (i) the Claim was identified by Borrower to Holder in a written notice of the Claim (a “Claim Notice”) delivered to Holder within eight (8) months of the date hereof, which Claim Notice shall include a reasonably detailed description of the facts and circumstances underlying such Claim and Borrower’s intention to submit the matter for potential offset hereunder; and (ii) an independent law firm mutually agreed upon by Borrower and Holder has determined the amount that such independent law firm reasonably believes a court of competent jurisdiction would more likely than not award to Borrower to satisfy the Claim (the “Valid Claim Amount”). The fees of such independent law firm shall be shared equally by the parties. In the event Borrower and Holder cannot mutually agree upon an independent law firm, an arbitrator, as appointed in accordance with Section 10.4 hereof (the “Arbitrator”), shall determine the Valid Claim Amount.

          10.3 Offset Rights in Respect of Final Claims and Valid Claims.
          (a) If any Claim (including a Valid Claim) becomes a Final Claim prior to the Maturity Date, Borrower may offset all of the unpaid Losses payable by Holder under such Final Claim from the amount payable to Holder on the Maturity Date.
          (b) If a Valid Claim has not become a Final Claim by the Maturity Date, Borrower may withhold payment of 80% of the Valid Claim Amount, but not greater than $2,000,000 in the aggregate for all Valid Claim Amounts hereunder (the “Escrowed Amount”) from the amount payable on the Maturity Date to Holder, in which case Borrower shall deposit the Escrowed Amount in an interest bearing escrow account with a nationally recognized escrow agent, reasonably acceptable to Borrower and Holder (the “Escrow Agent”) pursuant to a written escrow agreement, reasonably acceptable to Borrower and Holder to which Borrower and Holder will each be parties. Any and all interest earned on the Escrowed Amount in the interest bearing escrow account shall be for the sole benefit of Borrower.
          (c) The Escrow Agent shall hold the Escrowed Amount until the earlier of (A) the date that the Valid Claim becomes a Final Claim; or (B) the Maturity Date.
          (d) If a Valid Claim becomes a Final Claim prior to the Maturity Date, then:
     (i) Borrower and Holder shall instruct the Escrow Agent to release to Holder an amount equal to (A) the Escrowed Amount, minus the Losses payable by Holder under such finally determined Valid Claim (the “Holder’s Amount”); plus (B) an amount in respect of interest at the Applicable Rate on the Holder’s Amount from the date the Escrowed Amount was placed in escrow to the release date (provided that if the entire Escrowed Amount is insufficient to account for the Holder’s Amount plus accrued interest thereon, Borrower shall promptly pay such shortfall); and
     (ii) Borrower and Holder shall instruct the Escrow Agent to release to Borrower any amount remaining in the escrow account after payments of the foregoing.
          (e) If a Valid Claim does not become a Final Claim prior to the Maturity Date, then so long as there is no order of a Governmental Body of competent jurisdiction prohibiting the release of the Escrowed Amount from escrow, the Escrowed Amount shall be released to Holder and, to the extent that the Escrowed Amount is insufficient to account for the interest accrued thereon at the Applicable Rate, Borrower shall promptly pay such shortfall to Holder.
          10.4 Non-Binding Arbitration Procedures Relating to Claims.
          (a) The Arbitrator will consist of any person who is a member of a nationally recognized dispute resolution association and mutually acceptable to the parties to the dispute. If no agreement can be reached within thirty (30) days after the submission of a Claim to arbitration hereunder, then the Arbitrator shall be chosen by a nationally recognized dispute resolution service, mutually agreed upon by the parties. The Arbitrator must be independent (not a lawyer or relative to an officer or director of a party to the Asset Purchase Agreement or an agent, officer, director, employee, shareholder or affiliate of a party to or a relative of any of those persons) without any economic or financial interest of any kind in the outcome of the arbitration. The Arbitrator’s conduct will be governed by the rules of the applicable dispute resolution association. The arbitration will be conducted in New York City, New York, in accordance with the rules of the applicable dispute resolution association and the discovery rules of the State of New York. In reaching its advisory opinion, the Arbitrator shall have no authority to change, extend, modify or suspend any of the terms of the Asset Purchase Agreement or this Note. The Arbitrator shall issue a written advisory opinion that includes the factual and legal basis for such. The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of New York or federal law, or any of them, as applicable to the claim(s) asserted. The Arbitrator will use commercially reasonable efforts to cause the arbitration to be concluded as soon as practicable. The Arbitrator’s fees shall be shared equally by the parties.
          (b) The Arbitrator shall render its advisory opinion within thirty (30) days after the conclusion of the hearing. The advisory opinion of the Arbitrator shall not be binding or conclusive as to the parties, except to establish whether a Claim is a Valid Claim. The advisory opinion of the Arbitrator will be subject to re-examination, upon the presentation of new and substantial evidence by either party, provided, however, that no party shall be able to submit a matter for re-examination more than once. The advisory opinion of the Arbitrator and all records or proceedings in arbitration shall be deemed to be settlement negotiations and shall not be admissible in any court proceedings as evidence.
          11. Except as otherwise provided herein, Borrower agrees to reimburse the holder or owner of this Note for any and all reasonable costs and expenses (including, without limitation, reasonable attorney fees) incurred in collecting on this Note.
          12. Any notices or other communications required or permitted to be given or made pursuant to this Note shall be made in accordance with the notice provisions set forth in the Asset Purchase Agreement.
          13. This Note may not be waived, changed, modified or discharged, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought.
          14. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Holder or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns; provided, however, that no assignment of this Note or of any rights or obligations hereunder may be made by Borrower, directly or indirectly (by operation of law or otherwise), without the prior written consent of the Holder and any attempted assignment without the required consents shall be void. No assignment of any obligations hereunder shall relieve the Borrower of any such obligations. The Holder may assign this Note and the Collateral Agreements and any of the rights and obligations hereunder or thereunder, provided that in no event shall the Holder assign any of its obligations under the provisions of Section 10 of this Note and no attempted assignment thereof shall relieve the Holder of such obligations. The provisions of this Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.
          15. Neither a failure nor a delay on the part of Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Holder herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Holder may have under this Note at law, in equity, by statute or otherwise.
          16. This Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws and decisions of the State of New York without regard to conflict of law principles. EACH OF HOLDER AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND HEREBY WAIVES ANY OBJECTION TO SUCH FORUM BASED ON FORUM NON-CONVENIENS. IN ADDITION, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HOLDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE.
          17. Each of Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Holder may at any time reasonably request in connection with the administration and enforcement of this Note or any part thereof or in order to better assure and confirm unto Holder its rights and remedies hereunder.

          18. Upon the indefeasible payment and performance in full of all obligations under this Note, and the termination of this Note, Holder shall execute and deliver to Borrower at Borrower’s expense, for filing in each office in which any financing statement relative to the Collateral, or any part thereof, shall have been filed, termination statements under the Uniform Commercial Code and a quitclaim and assignment of Holder’s rights under the Collateral Agreements, releasing Holder’s liens therein, all without recourse upon or warranty by Holder and at the sole cost and expense of Borrower.

“BORROWER”

VELOCITA WIRELESS LLC,
a Delaware limited liability company

By: /s/ Mark Hull
Name: Mark Hull
Title: Chief Executive Officer

PROMISSORY NOTE

$1,500,000.00	June 13, 2008
          FOR VALUE RECEIVED, the undersigned, Velocita Wireless LLC, a Delaware limited liability company (“Borrower”), HEREBY PROMISES TO PAY to the order of Bell Industries, Inc., a California corporation (“Holder”), at Holder’s offices at 8888 Keystone Crossing, Indianapolis, Indiana, or at such other place as may be designated by Holder, the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the “Principal Amount”) with interest thereon until the Principal Amount is paid in full, whether by acceleration or otherwise, at the simple interest rate of six percent (6%) per annum (the “Applicable Rate”) in accordance with the terms hereof. This Promissory Note (this “Note”) is being delivered as partial consideration for the purchase by Borrower of certain assets of Holder pursuant to the terms and conditions of that certain Asset Purchase Agreement between Holder and Borrower dated as of March 30, 2008 (the “Asset Purchase Agreement”), as amended. Capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.
          1. The entire Principal Amount plus all interest accrued and unpaid on the unpaid Principal Amount shall be due and payable on June 13, 2009, the first anniversary of the Closing Date (the “Maturity Date”), unless otherwise accelerated in accordance with the terms hereof. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim, except as specifically set forth in Section 10 hereof. If any payment under this Note shall be payable on a day other than a Business Day such payment shall be extended to the next succeeding Business Day and interest shall be payable at the rate specified in this Note during such extension. This Note may be prepaid in full or in part at any time without penalty or premium.
          2. Upon and after the occurrence of an Event of Default (as such term is defined below) (and only while such Event of Default continues) Holder may, at its election, and upon written notice to the Borrower, do any one or more of the following: (1) declare all obligations under this Note immediately due and payable; and (2) exercise any one or more of the rights and remedies granted to Holder by the Asset Purchase Agreement or any other agreement between Holder and Borrower or applicable law.
          3. To secure the prompt payment and performance of this Note and that certain secured promissory note made by Borrower in favor of Holder in the principal amount of Three Million Dollars ($3,000,000.00) dated as of the date hereof (the “Secured Promissory Note”), Borrower hereby grants to Holder a continuing security interest in all of its right, title, and interest in and to the Collateral (as such term is defined below), provided, however, that such security interest shall terminate upon the payment in full of Borrower’s obligations under the Secured Promissory Note. Borrower hereby agrees to execute and deliver such further documentation and take such further action as Holder may reasonably request in order to enforce and protect the aforesaid security interest in the Collateral. Borrower hereby authorizes Holder to file one or more financing statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of Borrower where permitted by law. It is understood that, in addition to the Collateral, Holder is receiving a security interest in the Membership Collateral as such term is defined in that certain Membership Pledge Agreement, dated of even date herewith (the “Pledge Agreement”), made by United Spectrum Management Services LLC in favor of Holder, provided, however, that such security interest in the Membership Collateral shall terminate upon the payment in full of Borrower’s obligations under the Secured Promissory Note. Upon the payment in full of the entire principal amount of the Secured Promissory Note, together with all interest which has accrued and is unpaid with respect thereto to the date of payment of the Secured Promissory Note, Holder’s security interest in and to the Collateral and the Membership Collateral shall automatically terminate and be released, whereupon Borrower shall have the right, without further notice to or consent by Holder, to file terminations of all financing statements, continuation statements and amendments thereto which have been filed in order to perfect Holder’s security interest in and to the Collateral and the Membership Collateral.
          4. Definitions.
     4.1 “Accounts Receivable” shall mean all accounts, trade or otherwise, contract rights, monies, general intangibles, chattel paper, instruments, and all forms of obligations owing to Borrower arising from goods sold or services rendered by Borrower under any Contract (as such term is defined in the Contracts Security Agreement), including those under any trade names, through any divisions and through any selling agent, including (i) all proceeds thereof, (ii) rights against carriers of said merchandise; (iii) rights of replevin and reclamation and stoppage in transit and all other rights of an unpaid seller of merchandise or services and (iv) all rights, title, interest, including security interests, and guarantees with respect to any and all of the foregoing.
     4.2 “Secured Promissory Note” shall mean that certain Secured Promissory Note between Holder and Borrower dated as of the date of this Note.
     4.3 “Liens” shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement, but excluding (i) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent; (ii) mechanics’, carriers’, workers’, repairers’ and similar Liens arising or incurred in the ordinary course of business; (iii) zoning, entitlement and other land use and environmental regulations.
     4.4 “Business” shall mean the business of Borrower consisting of the production, sale, development and operation of one-way and two-way paging services, air-to-ground wireless services, cellular reseller services and fixed location wireless telemetry services, as transferred to Borrower under Asset Purchase Agreement, but excluding any businesses that Borrower owned or operated prior to the date hereof and any businesses of Borrower acquired in the future through transactions not related to the Asset Purchase Agreement.
     4.5 “Collateral” shall, subject to the last sentence of this Section 4, mean all of Borrower’s right, title and interest in and to the following, together with all of Borrower’s books and records relating to the following and any and all claims, rights and interests in any of the following, each to the extent permitted by applicable law (including, without limitation, the Communications Act):

     (a) the Copyright Collateral as such term is defined in that certain Copyright Security Agreement, dated concurrently herewith (the “Copyright Security Agreement”), made by Borrower in favor of Holder;
     (b) the Trademark Collateral as such term is defined in that certain Trademark Security Agreement, dated of even date herewith (the “Trademark Security Agreement”), made by Borrower in favor of Holder;
     (c) the Patent Collateral as such term is defined in that certain Patent Security Agreement, dated of even date herewith (the “Patent Security Agreement”), made by Borrower in favor of Holder;
     (d) the Contract Rights Proceeds Collateral as such term is defined in that certain Contracts Security Agreement, dated of even date herewith (the “Contracts Security Agreement” and together with the Copyright Security Agreement, the Trademark Security Agreement, the Patent Security Agreement and the Pledge Agreement, the “Collateral Agreements”), made by Borrower in favor of Holder
     (e) all pager device inventory used primarily in the Business; and
     (f) all equipment acquired under the Asset Purchase Agreement and all replacements thereof and substitutions therefor.
Notwithstanding anything contained in this Note to the contrary, the Collateral shall not include any of the following property of Borrower: (i) Borrower’s right, title and interest in and to Borrower’s Accounts Receivable whether now owned or existing or whether owned or arising at any time hereafter, (ii) payments with respect to or proceeds or products of the Accounts Receivable, (iii) Borrower’s books and records relating to its Accounts Receivable, including computer records, and/or (iv) any and all other claims, rights and interests in or with respect to Borrower’s Accounts Receivable, including all supporting obligations, letter of credit rights, and instruments or agreements evidencing the right to payment of the Accounts Receivable.
          5. While the Collateral Agreements are in effect, Holder shall have such rights and remedies with respect to the Collateral as are available under the applicable provisions of the Uniform Commercial Code in effect in the State of New York from time to time (the “Uniform Commercial Code”), in addition to all other rights and remedies existing at law, in equity, or by statute or provided in this Note or the Collateral Agreements, which may be exercised; provided, however, that, in connection with any exercise by Holder of its rights hereunder to acquire, dispose of, or operate under certain of the Collateral, Holder shall secure all required FCC approvals in connection with the exercise of any such rights or any of its remedies under this Note.
          6. Borrower waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agrees that no extension or indulgence of Borrower or release, substitution or nonenforcement of any security, or release or substitution of Borrower, whether with or without notice, shall affect the obligations of Borrower.

          7. Covenants. So long as any of the obligations of Borrower under this Note or any Collateral Agreement remain unsatisfied, and unless waived or consented to in writing by the Holder, Borrower agrees that:
     (a) Without giving Holder at least thirty (30) days prior written notice thereof, Borrower will not (i) change its name, federal employer identification number, corporate structure or identity (ii) change its state of organization or (iii) create or operate under any fictitious name.
     (b) Borrower will not incur more than Two Million Dollars ($2,000,000.00) of debt senior to this Note that is borrowed from entities that own, directly or indirectly through affiliates, more than ten percent (10%) of the equity of Borrower (collectively, “Affiliates”). Notwithstanding the foregoing, for purposes of this clause, the issuance by Borrower of debt senior to this Note to parties that are not Affiliates as of the date of this Note shall not be deemed a breach of this covenant.
     (c) Borrower will not authorize any dividends, stock repurchases, or other distributions to equity holders of Borrower in an aggregate amount greater than Three Million Dollars ($3,000,000.00).
          8. Representations and Warranties. Borrower represents and warrants to Holder that:
     (a) No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by the Asset Purchase Agreement or this Note with the intent to hinder, delay, or defraud either present or future creditors of Borrower.
     (b) Upon filing of financing statements and the recordation of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement, Holder’s liens and security interests in the items of Collateral covered thereby will be validly created and perfected.
     (c) Borrower has not granted any Liens in its property which would attach to the property acquired pursuant to the Assets Purchase Agreement other than the Liens in favor of Holder created hereunder and under the Collateral Agreements.
     (d) Borrower is duly organized, validly existing and in good standing under the law of the State of Delaware and has all requisite power and authority to execute, deliver and perform its obligations under this Note and the Collateral Agreements.
     (e) The execution, delivery and performance by Borrower of this Note and the Collateral Agreements has been duly authorized by all necessary action of Borrower, and this Note and the Collateral Agreements constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
     (f) No consent, approval, permit, authorization of, or filing or declaration with, any governmental authority or agency, or approval or consent of any other person, is required for the due execution, delivery or performance by Borrower of this Note and the Collateral Agreements, except for (i) any filings necessary to perfect any liens on any Collateral, and (ii) such other consents, approvals, permits, authorizations, filings or declarations, the failure of which to obtain would not have materially adversely affect Borrower’s ability to execute, deliver or perform this Note and the Collateral Agreements.
          9. Event of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:
     (a) Payments under this Note are not made within five (5) Business Days of the date such payments are due.
     (b) Borrower shall have breached any representation, warranty, covenant or undertaking contained in this Note and such breach is not cured within ten (10) Business Days after Holder’s written notice to Borrower of the occurrence of such breach.
     (c) Borrower shall have commenced any bankruptcy, reorganization, arrangement, adjustment or debt, relief of debtors, dissolution, insolvency, receivership or liquidation or similar proceeding of any jurisdiction relating to Borrower.
     (d) An “Event of Default” shall have occurred under the Secured Promissory Note.
     (e) If Borrower is in default of an agreement with a lender regarding an obligation of Borrower greater than $1,000,000, and such default is not cured by Borrower or waived by such lender within thirty (30) Business Days of the initial event of default and such continuing event of default would allow such lender to demand an acceleration of payment, commence an insolvency proceeding, assignment for the benefit of creditors, foreclosure, seizure of assets, or similar action against Borrower, regardless of whether or not such actions are actually taken by such lender.
          10. Right of Offset.
          10.1 Right of Offset. With respect to a claim for indemnification under the Asset Purchase Agreement (a “Claim”), Borrower may offset payments due under this Note in respect of any unpaid indemnification payments due and owing by Holder only in the event that such Claim is (1) a Final Claim (as such term is defined below) or (2) a Valid Claim (as such term is defined below), and in each case subject to the limitations and conditions set forth herein.

          10.2 Final Claims; Valid Claims.
     (a) A Claim shall be deemed to be a “Final Claim” if (i) a final decision, judgment or award has been rendered by a Governmental Body of competent jurisdiction and the time in which to appeal therefrom has elapsed, (ii) a binding settlement has been consummated, or (iii) the Indemnified Party and the Indemnifying Party have arrived at a mutually binding agreement, in each case with respect to the Claim.
     (b) A Claim shall be deemed to be a “Valid Claim” if (i) the Claim was identified by Borrower to Holder in a written notice of the Claim (a “Claim Notice”) delivered to Holder within eight (8) months of the date hereof, which Claim Notice shall include a reasonably detailed description of the facts and circumstances underlying such Claim and Borrower’s intention to submit the matter for potential offset hereunder; and (ii) an independent law firm mutually agreed upon by Borrower and Holder has determined the amount that such independent law firm reasonably believes a court of competent jurisdiction would more likely than not award to Borrower to satisfy the Claim (the “Valid Claim Amount”). The fees of such independent law firm shall be shared equally by the parties. In the event Borrower and Holder cannot mutually agree upon an independent law firm, an arbitrator, as appointed in accordance with Section 10.4 hereof (the “Arbitrator”), shall determine the Valid Claim Amount.
          10.3 Offset Rights in Respect of Final Claims and Valid Claims.
          (a) If any Claim (including a Valid Claim) becomes a Final Claim prior to the Maturity Date, Borrower may offset all of the unpaid Losses payable by Holder under such Final Claim from the amount payable to Holder on the Maturity Date.
          (b) If a Valid Claim has not become a Final Claim by the Maturity Date, Borrower may withhold payment of 100% of the Valid Claim Amount, but not greater than $1,500,000 in the aggregate for all Valid Claim Amounts hereunder (the “Escrowed Amount”) from the amount payable on the Maturity Date to Holder, in which case Borrower shall deposit the Escrowed Amount in an interest bearing escrow account with a nationally recognized escrow agent, reasonably acceptable to Borrower and Holder (the “Escrow Agent”) pursuant to a written escrow agreement, reasonably acceptable to Borrower and Holder to which Borrower and Holder will each be parties. Any and all interest earned on the Escrowed Amount in the interest bearing escrow account shall be for the sole benefit of Borrower.
          (c) The Escrow Agent shall hold the Escrowed Amount until the earlier of (A) the date that the Valid Claim becomes a Final Claim; or (B) the Maturity Date.
          (d) If a Valid Claim becomes a Final Claim prior to the Maturity Date, then:
     (i) Borrower and Holder shall instruct the Escrow Agent to release to Holder an amount equal to (A) the Escrowed Amount, minus the Losses payable by Holder under such finally determined Valid Claim (the “Holder’s Amount”); plus (B) an amount in respect of interest at the Applicable Rate on the Holder’s Amount from the date the Escrowed Amount was placed in escrow to the release date (provided that if the entire Escrowed Amount is insufficient to account for the Holder’s Amount plus accrued interest thereon, Borrower shall promptly pay such shortfall); and
     (ii) Borrower and Holder shall instruct the Escrow Agent to release to Borrower any amount remaining in the escrow account after payments of the foregoing.
          (e) If a Valid Claim does not become a Final Claim prior to the Maturity Date, then so long as there is no order of a Governmental Body of competent jurisdiction prohibiting the release of the Escrowed Amount from escrow, the Escrowed Amount shall be released to Holder and, to the extent that the Escrowed Amount is insufficient to account for the interest accrued thereon at the Applicable Rate, Borrower shall promptly pay such shortfall to Holder.
          10.4 Non-Binding Arbitration Procedures Relating to Claims.
          (a) The Arbitrator will consist of any person who is a member of a nationally recognized dispute resolution association and mutually acceptable to the parties to the dispute. If no agreement can be reached within thirty (30) days after the submission of a Claim to arbitration hereunder, then the Arbitrator shall be chosen by a nationally recognized dispute resolution service, mutually agreed upon by the parties. The Arbitrator must be independent (not a lawyer or relative to an officer or director of a party to the Asset Purchase Agreement or an agent, officer, director, employee, shareholder or affiliate of a party to or a relative of any of those persons) without any economic or financial interest of any kind in the outcome of the arbitration. The Arbitrator’s conduct will be governed by the rules of the applicable dispute resolution association. The arbitration will be conducted in New York City, New York, in accordance with the rules of the applicable dispute resolution association and the discovery rules of the State of New York. In reaching its advisory opinion, the Arbitrator shall have no authority to change, extend, modify or suspend any of the terms of the Asset Purchase Agreement or this Note. The Arbitrator shall issue a written advisory opinion that includes the factual and legal basis for such. The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of New York or federal law, or any of them, as applicable to the claim(s) asserted. The Arbitrator will use commercially reasonable efforts to cause the arbitration to be concluded as soon as practicable. The Arbitrator’s fees shall be shared equally by the parties.
          (b) The Arbitrator shall render its advisory opinion within thirty (30) days after the conclusion of the hearing. The advisory opinion of the Arbitrator shall not be binding or conclusive as to the parties, except to establish whether a Claim is a Valid Claim. The advisory opinion of the Arbitrator will be subject to re-examination, upon the presentation of new and substantial evidence by either party, provided, however, that no party shall be able to submit a matter for re-examination more than once. The advisory opinion of the Arbitrator and all records or proceedings in arbitration shall be deemed to be settlement negotiations and shall not be admissible in any court proceedings as evidence.
          11. Except as otherwise provided herein, Borrower agrees to reimburse the holder or owner of this Note for any and all reasonable costs and expenses (including, without limitation, reasonable attorney fees) incurred in collecting on this Note.

          12. Any notices or other communications required or permitted to be given or made pursuant to this Note shall be made in accordance with the notice provisions set forth in the Asset Purchase Agreement.
          13. This Note may not be waived, changed, modified or discharged, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought.
          14. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Holder or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns; provided, however, that no assignment of this Note or of any rights or obligations hereunder may be made by Borrower, directly or indirectly (by operation of law or otherwise), without the prior written consent of the Holder and any attempted assignment without the required consents shall be void. No assignment of any obligations hereunder shall relieve the Borrower of any such obligations. The Holder may assign this Note and the Collateral Agreements and any of the rights and obligations hereunder or thereunder, provided that in no event shall the Holder assign any of its obligations under the provisions of Section 10 of this Note and no attempted assignment thereof shall relieve the Holder of such obligations. The provisions of this Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.
          15. Neither a failure nor a delay on the part of Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Holder herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Holder may have under this Note at law, in equity, by statute or otherwise.
          16. This Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws and decisions of the State of New York without regard to conflict of law principles. EACH OF HOLDER AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND HEREBY WAIVES ANY OBJECTION TO SUCH FORUM BASED ON FORUM NON-CONVENIENS. IN ADDITION, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HOLDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE.
          17. Each of Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Holder may at any time reasonably request in connection with the administration and enforcement of this Note or any part thereof or in order to better assure and confirm unto Holder its rights and remedies hereunder.
          18. Upon the indefeasible payment and performance in full of all obligations under this Note, and the termination of this Note, Holder shall execute and deliver to Borrower at Borrower’s expense, for filing in each office in which any financing statement relative to the Collateral, or any part thereof, shall have been filed, termination statements under the Uniform Commercial Code and a quitclaim and assignment of Holder’s rights under the Collateral Agreements, releasing Holder’s liens therein, all without recourse upon or warranty by Holder and at the sole cost and expense of Borrower.

“BORROWER”

VELOCITA WIRELESS LLC,
a Delaware limited liability company

By: /s/ Mark Hull
Name: Mark Hull
Title: Chief Executive Officer